UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2016

Starz

(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization	File Number)	Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously reported, on June 30, 2016, Starz, a Delaware corporation (“Starz”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lions Gate Entertainment Corp., a corporation organized and existing under the corporate laws of British Columbia (“Lions Gate”), and Orion Arm Acquisition Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Lions Gate (“Merger Sub”).  The Merger Agreement provides that Merger Sub will merge with and into Starz, with Starz continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of Lions Gate (the “Merger”).

On August 1, 2016, Lions Gate filed a Registration Statement on Form S-4 (Registration No. 333-212792) (the “Registration Statement”), relating to newly-issued Class A voting shares of Lions Gate and newly-issued Class B non-voting shares of Lions Gate to be issued in connection with the Merger, with the U.S. Securities and Exchange Commission (the “SEC”).

The Registration Statement includes the preliminary joint proxy statement of Starz and Lions Gate relating to the special meetings of the stockholders of Starz and the shareholders of Lions Gate to approve the Merger and the other proposals related thereto, all as more fully described therein. The Registration Statement has not been declared effective and the information in it (including the information in the preliminary joint proxy statement/prospectus that forms a part of it) is subject to change.

Investors and security holders can obtain free copies of the Registration Statement through the web site maintained by the SEC at www.sec.gov (filed under Lions Gate Entertainment Corp.).

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the Merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: the substantial investment of capital required to produce and market films and television series; increased costs for producing and marketing feature films and television series; budget overruns, limitations imposed by Lions Gate’s or Starz’s credit facilities and notes; unpredictability of the commercial success of Lions Gate’s or Starz’s motion pictures and television programming; risks related to Lions Gate’s or Starz’s acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending Lions Gate’s or Starz’s intellectual property; technological changes and other trends affecting the entertainment industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Lions Gate’s ability to complete the acquisition and integration of Starz successfully; litigation relating to the transaction; and other factors that may affect future results of Lions Gate and Starz. Additional factors that could cause results to differ materially from those described above can be found in Lions Gate’s Annual Report on Form 10-K for the year ended March 31, 2016, on file with the SEC and available in the “Corporate” section of Lions Gate’s website, http://www.lionsgate.com, under the heading “Reports” and in other documents Lions Gate files with the SEC, and in Starz’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2016, each of which is on file with the SEC and available in the “Starz Corporate” section of Starz’s website, http://www.Starz.com, under the subsection “Investor Relations” and then under the heading “SEC Filings” and in other documents Starz files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Lions Gate nor Starz assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF LIONS GATE AND STOCKHOLDERS OF STARZ ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Securityholders of Lions Gate and Starz will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Lions Gate and Starz, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to James Marsh, Senior Vice President of Lions Gate Investor Relations, 2700 Colorado Avenue, Santa Monica, California, 90404, or at (310) 255-3651, or to Starz, 8900 Liberty Circle, Englewood, Colorado 80112, or at 1-855-807-2929.

Participants in the Solicitation

Lions Gate, Starz, and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Lions Gate’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on July 28, 2016, and certain of its Current Reports on Form 8-K.  Information regarding Starz’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 29, 2016, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2016

STARZ

By:	/s/ David I. Weil
Name: David I. Weil
Chief Legal Officer